Exhibit 10.4

Property Solutions Acquisition Corp.

654 Madison Avenue, Suite 1009

New York, New York 10065

July 21, 2020

Benchmark Real Estate Group LLC

654 Madison Avenue, Suite 1009

New York, New York 10065

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of Property Solutions Acquisition Corp’s (the “Company”) securities and continuing until the earlier of (i) the consummation by the Company of an initial business combination or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), Benchmark Real Estate Group LLC shall make available to the Company certain office space, utilities and secretarial support as may be required by the Company from time to time, situated at 654 Madison Avenue, Suite 1009, New York, New York 10065 (or any successor location). In exchange therefore, the Company shall pay Benchmark Real Estate Group LLC the sum of $10,000 per month on the Effective Date and continuing monthly thereafter until the Termination Date. Benchmark Real Estate Group LLC hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) to be established upon the consummation of the IPO (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

[Signature Page Follows]

Very truly yours,

PROPERTY SOLUTIONS ACQUISITION CORP.

By:	/s/ Jordan Vogel
	Name:	Jordan Vogel
	Title:	Co-Chief Executive Officer

AGREED TO AND ACCEPTED BY:

BENCHMARK REAL ESTATE GROUP LLC

By:	/s/ Jordan Vogel
	Name:	Jordan Vogel
	Title:	Member

[Signature Page to Administrative Services Agreement]